MITCHELL HUTCHINS SERIES TRUST--STRATEGIC INCOME PORTFOLIO         ANNUAL REPORT


PERFORMANCE AT A GLANCE

Comparison of the change of a $10,000 investment in Mitchell Hutchins Series Trust--Strategic Income Portfolio (Class H) and the Lehman Brothers Aggregate Bond Index, the Merrill Lynch High Yield Master Index and the Salomon Smith Barney World Government Bond Index, from September 28, 1998 through December 31, 2000

[CHART]

                                                                                                 SALOMON SMITH BARNEY
                   STRATEGIC INCOME            LEHMAN BROTHERS        MERRILL LYNCH HIGH           WORLD GOVERNMENT
                  PORTFOLIO (CLASS H)        AGGREGATE BOND INDEX     YIELD MASTER INDEX              BOND INDEX
   9/98                 $10,000                     $10,000                 $10,000                     $10,000
  10/98                 $10,058                      $9,947                  $9,836                     $10,296
  11/98                 $10,333                     $10,004                 $10,284                      $9,697
  12/98                 $10,284                     $10,034                 $10,287                     $10,490
   1/99                 $10,478                     $10,105                 $10,388                     $10,192
   2/99                 $10,318                      $9,928                 $10,310                     $10,055
   3/99                 $10,495                      $9,983                 $10,398                     $10,335
   4/99                 $10,630                     $10,015                 $10,560                     $10,394
   5/99                 $10,461                      $9,927                 $10,488                     $10,383
   6/99                 $10,427                      $9,895                 $10,468                     $10,304
   7/99                 $10,453                      $9,852                 $10,483                     $10,724
   8/99                 $10,402                      $9,847                 $10,381                     $10,532
   9/99                 $10,486                      $9,962                 $10,337                     $10,542
  10/99                 $10,453                      $9,998                 $10,276                     $10,332
  11/99                 $10,461                      $9,997                 $10,393                     $10,168
  12/99                 $10,479                      $9,949                 $10,447                     $10,368
   1/00                 $10,354                      $9,917                 $10,395                     $10,225
   2/00                 $10,425                     $10,037                 $10,404                     $10,320
   3/00                 $10,363                     $10,169                 $10,259                     $10,727
   4/00                 $10,282                     $10,140                 $10,262                      $9,923
   5/00                 $10,255                     $10,134                 $10,149                     $10,342
   6/00                 $10,461                     $10,345                 $10,322                     $10,395
   7/00                 $10,532                     $10,439                 $10,397                     $10,148
   8/00                 $10,595                     $10,591                 $10,524                     $10,319
   9/00                 $10,568                     $10,658                 $10,462                     $10,502
  10/00                 $10,363                     $10,728                 $10,156                     $10,330
  11/00                 $10,282                     $10,904                  $9,838                     $10,358
  12/00                 $10,583                     $11,107                 $10,052                     $10,190

The performance of the other class will vary from the performance of the class shown because of differences in sales charges and fees paid by shareholders investing in the other class.

AVERAGE ANNUAL TOTAL RETURNS, PERIOD ENDED 12/31/00

                                        6 Months             1 Year          Inception*
STRATEGIC INCOME PORTFOLIO (CLASS H)       1.17%              1.00%            2.54%
STRATEGIC INCOME PORTFOLIO (CLASS I)       1.06               0.80             1.22
LB AGGREGATE                               7.35              11.63             4.78
ML HIGH YIELD MASTER                      -2.63              -3.79             0.23
SSB WGBI                                   1.56               1.59             0.32

* Inception: since commencement of issuance on September 28, 1998 for Class H shares and January 5, 1999 for Class I shares. Index performance is shown as of inception of oldest share class.

   The investment return and the principal value of an investment in the Portfolio will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for periods of less than one year are not annualized.

   Past performance is no guarantee of future performance. Figures assume reinvestment of all dividends and capital gains distributions, if any, at net asset value on the payable dates and do not include sales charges. In addition, for the fiscal year ended 1999, and for the period from January 1, 2000 through February 29, 2000 the Portfolio's investment manager voluntarily waived payment of certain fees for Class I shares. Without this waiver, performance would have been lower. Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.

[SIDENOTE]

The graph depicts the performance of Mitchell Hutchins Series Trust--Strategic Income Portfolio (Class H) and the Lehman Brothers Aggregate Bond Index, the Merrill Lynch High Yield Master Index and the Salomon Smith Barney World Government Bond Index. It is important to note the Strategic Income Portfolio is a professionally managed mutual fund while the Indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

ANNUAL REPORT


                                                               February 15, 2001

Dear Contract Owner,

We are pleased to present you with the annual report for Mitchell Hutchins Series Trust--Strategic Income Portfolio (the "Portfolio") for the fiscal year ended December 31, 2000.


MARKET REVIEW

[GRAPHIC] The overall U.S. bond market, as measured by the Lehman Brothers Aggregate Bond Index, ended the fiscal year up 11.63% in its best annual return since 1995. The high-yield sector fared relatively poorly, losing 3.79% for the period as measured by the Merrill Lynch High Yield Master Index. Global bonds, as measured by the Salomon Smith Barney World Government Bond Index, gained 1.59%. The Treasury yield curve steepened and resumed a more typical shape after its inversion earlier in the year, with three-month treasurys ending the year up 5.99%.

A quest for credit quality was the theme for the year as a whole, although bearish market sentiment lifted in response to cuts in short-term rates by the Fed as evidence mounted that economic growth was slowing.

Following interest rate increases in the early part of the year, the Federal Reserve Board (the "Fed") reversed direction and began lowering short-term rates in response to a faltering economy and rising unemployment. Where rising interest rates had created difficult conditions for all sectors of the fixed income market, falling rates in the latter part of the fiscal year prompted a sharp rally in prices for fixed-income securities. Bond prices received an additional boost as investors turned from a volatile stock market to assets with greater stability.


PORTFOLIO REVIEW

The Portfolio trailed its benchmarks for the fiscal year. The Portfolio remained diversified among global high yield, government debt and emerging markets, in an effort to offset weakness in individual sectors. We have increased overall portfolio duration to reflect our expectations of economic weakness. During the period, we increased exposure in global and emerging markets as Europe recovers economic strength.

We had weighted the Portfolio heavily toward high-yield bonds early in the fiscal year in anticipation of a first-quarter rally. This rally is a generally predictable occurrence but did not occur this year, and the Portfolio's high-yield exposure detracted from overall performance. A greater exposure to global markets appears warranted as Europe's economy no longer appears vulnerable to financial shocks, nor does it have a current-account deficit. Based on many traditional measures, the euro is undervalued and we believe it will recover.

We maintain a strong position in U.S. government issues as investors continue to favor the positive credit quality of Treasurys--particularly in the face of slower growth and lower earnings threatening to erode the credit ratings of corporate debt. Buybacks of existing government issues may continue to have an impact on this sector.

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC INCOME PORTFOLIO         ANNUAL REPORT


NEW PORTFOLIO MANAGEMENT

On October 6, 2000, the board of trustees for the Portfolio terminated the existing Investment Advisory and Administration Contract with Mitchell Hutchins and approved new investment management arrangements that became effective on October 10, 2000, including a new interim subadvisory contract with Alliance Capital Management L.P., which assumed the day-to-day portfolio management responsibilities of the Portfolio effective October 10, 2000.

More information about the new investment management arrangements and the related investment strategy changes is set out in the October 10, 2000 supplement to the prospectus dated May 1, 2000.


PORTFOLIO STATISTICS

SECTOR ALLOCATION*                                    12/31/00                6/30/00
-----------------------------------------------------------------------------------------
U.S. Government & Investment Grade                        34.4%                  45.7%
U.S. High Yield                                           36.1                   34.0
Cash & Cash Equivalents                                    0.0                   23.8
Foreign & Emerging Markets                                36.0                   10.8
Liabilities in Excess of Other Assets                     -5.0                  -14.3
-----------------------------------------------------------------------------------------
Total                                                    100.0%                 100.0%


CHARACTERISTICS*                                      12/31/00                6/30/00
-----------------------------------------------------------------------------------------
Net Assets ($mm)                                         $13.0                  $14.0
Weighted Average Duration                              7.2 yrs                5.1 yrs
Weighted Average Maturity                              9.7 yrs               11.8 yrs
-----------------------------------------------------------------------------------------

OUTLOOK

The economic outlook for 2001 is for continued slowdown both at home and abroad, although we do not expect the economy to slip into recession. Japan is likely to sustain the most drastic slowing of growth while Europe, particularly Germany, suffers the least. We believe the euro will do better in the coming year and have increased our weighting accordingly.

Early in the year, the spread sectors had to cope with a triple punch of reduced Treasury supply, equity-market volatility, and rising interest rates. (Spread Sectors include high-yield bonds, investment-grade corporate bonds and mortgage-backed securities. Yields on these instruments are measured by their relationship, or spread, to U.S. Treasurys.) While reduced Treasury supply and equity-market volatility continue, lower interest rates create attractive valuations for spread sectors. In this lower-rate environment, we think the high yield sector should do well while mortgage-backed securities stand a good chance to recover.

We have increased the overall portfolio duration to reflect our expectations of economic weakness. We also plan to increase the credit exposure of the Fund.

* Weightings represent percentages of net assets as of the dates indicated. The Portfolio is actively managed and its composition will vary over time.

ANNUAL REPORT


Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,


/s/ Brian M. Storms

BRIAN M. STORMS

President and
Chief Executive Officer
Mitchell Hutchins Asset
Management Inc.






This letter is intended to assist shareholders in understanding how the Portfolio performed during the fiscal year ended December 31, 2000, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances.

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC INCOME PORTFOLIO


PORTFOLIO OF INVESTMENTS                                       DECEMBER 31, 2000

PRINCIPAL
 AMOUNT                                                                      MATURITY               INTEREST
  (000)                                                                        DATES                  RATES                VALUE
---------                                                                 --------------          -------------         -----------
U.S. GOVERNMENT AND INVESTMENT GRADE CORPORATE OBLIGATIONS--34.46%

U. S. GOVERNMENT OBLIGATIONS--12.06%
$     305  U.S. Treasury Bonds .....................................    08/15/21 to 08/15/29      6.125 to 8.125%       $   384,525
    1,080  U.S. Treasury Notes .....................................    02/15/10 to 08/15/10      5.750 to 6.500          1,181,544
                                                                                                                        -----------
Total U. S. Government Obligations (cost--$1,470,478)...............                                                      1,566,069
                                                                                                                        -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--19.34%
    2,505  FNMA (cost--$2,463,877) .................................    08/15/04 to 04/29/09      5.250 to 7.125          2,512,271
                                                                                                                        -----------
CORPORATE OBLIGATIONS--3.06%
BANKS--1.46%
      200  BCI US Funding Trust One ................................         07/15/08(a)               8.010                189,226
                                                                                                                        -----------
TELECOMMUNICATIONS--1.60%
      200  Centaur Funding** .......................................          04/21/20                 9.080                207,436
                                                                                                                        -----------
Total Corporate Obligations (cost--$380,611)                                                                                396,662
                                                                                                                        -----------
Total U.S. Government and Investment Grade Corporate Obligations
(cost--$4,314,966) .................................................                                                      4,475,002
                                                                                                                        -----------

GLOBAL DEBT SECURITIES--36.06%

BRAZIL--0.98%
      160  Federal Republic of Brazil ..............................          05/15/27                10.125                127,680
                                                                                                                        -----------
GERMANY--17.10%
         2,266    Federal Republic of Germany ......................    07/04/10 to 01/04/30      5.250 to 6.250          2,220,611
                                                                                                                        -----------
ITALY--6.52%
      900  Republic of Italy .......................................          07/01/05                4.750                 846,945
                                                                                                                        -----------
NEW ZEALAND--4.32%
    1,200* Government of New Zealand ...............................          04/15/04                8.000                 560,854
                                                                                                                        -----------
POLAND--0.69%
      425* Republic of Poland ......................................          06/12/04               10.000                  89,834
                                                                                                                        -----------
QATAR--1.08%
      140  State of Qatar ..........................................          06/15/30                9.750                 140,000
                                                                                                                        -----------
RUSSIA--3.18%
      500  Russian Federation ......................................          06/24/28               12.750                 413,750
                                                                                                                        -----------
TRINIDAD & TOBAGO--0.82%
      100  Republic of Trinidad & Tobago ...........................          10/01/09                9.875                 106,500
                                                                                                                        -----------
UNITED KINGDOM--1.37%
      115* United Kingdom Gilt .....................................          12/07/03                6.500                 177,755
                                                                                                                        -----------
Total Global Debt Securities (cost--$4,349,138) ....................                                                      4,683,929
                                                                                                                         -----------

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC INCOME PORTFOLIO


PRINCIPAL
 AMOUNT                                                                      MATURITY               INTEREST
  (000)                                                                        DATES                  RATES                VALUE
---------                                                                 --------------          -------------         -----------
HIGH YIELD SECURITIES--34.45%

CORPORATE BONDS--33.65%
BANKS--2.26%
$     300  Hanvit Bank .............................................          03/01/10                12.750%           $   294,050
                                                                                                                        -----------
CABLE--3.51%
      200  Knology Holdings Inc. ...................................          10/15/07                11.875+                39,000
      250  UIH Australia Pacific Inc. ..............................          05/15/06                14.000+               222,500
      200  United Pan Europe Communications N.V.** .................          08/01/09                10.875                118,314
      250  United Pan Europe Communications N.V.** .................          11/01/09                13.375+                76,250
                                                                                                                        -----------
                                                                                                                            456,064
                                                                                                                        -----------
CHEMICALS--3.75%
      125  Avecia Group PLC ........................................          07/01/09                11.000                123,125
      125  Huntsman ICI Chemicals LLC ..............................          07/01/09                10.125                121,562
      250  Lyondell Chemical Co. ...................................          05/01/07                9.875                 242,500
                                                                                                                        -----------
                                                                                                                            487,187
                                                                                                                        -----------
COMMUNICATIONS - FIXED--5.14%
      125  Allegiance Telecom Inc. .................................          05/15/08                12.875                120,000
      125  Global Crossing Holdings Ltd.** .........................          11/15/09                9.500                 118,125
      250  KMC Telecom Holdings Inc. ...............................          05/15/09                13.500                 67,500
      250  Metromedia Fiber Network Inc. ...........................          11/15/08                10.000                208,125
      125  NorthEast Optic Network Inc. ............................          08/15/08                12.750                 60,000
      125  Williams Communications Group ...........................          10/01/09                10.875                 93,125
                                                                                                                        -----------
                                                                                                                            666,875
                                                                                                                        -----------
COMMUNICATIONS - MOBILE--4.54%
      200  Nextel Communications Inc. ..............................          11/15/06                9.250                 165,264
      125  Nextel Communications Inc. ..............................          02/15/08                9.950+                 90,000
      125  Spectrasite Holdings Inc. ...............................          04/15/09                11.250+                65,000
      250  Voicestream Wireless Corp. ..............................          11/15/09                10.375                269,375
                                                                                                                        -----------
                                                                                                                            589,639
                                                                                                                        -----------
ENERGY--0.92%
      125  Tesoro Petroleum Corp. ..................................          07/01/08                9.000                 120,000
                                                                                                                        -----------
FINANCE--0.70%
      123  Airplanes Pass-Through Trust ............................          03/15/19                10.875                 91,241
                                                                                                                        -----------
GAMING--2.97%
      250  MGM Grand Inc. ..........................................          06/01/07                9.750                 262,500
      125  Park Place Entertainment Corp. ..........................          12/15/05                7.875                 123,125
                                                                                                                        -----------
                                                                                                                            385,625
                                                                                                                        -----------

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC INCOME PORTFOLIO


PRINCIPAL
 AMOUNT                                                                      MATURITY               INTEREST
  (000)                                                                        DATES                  RATES                VALUE
---------                                                                 --------------          -------------         -----------
HIGH YIELD SECURITIES--(CONCLUDED)
CORPORATE BONDS--(CONCLUDED)

HEALTHCARE--0.78%
$     100  Tenet Healthcare Corp. ..................................          12/01/08                8.125%            $   100,750
                                                                                                                        -----------
HOTELS & LODGING--0.93%
      125  Host Marriott L.P.** ....................................          02/15/06                8.375                 121,250
                                                                                                                        -----------
PAPER & PACKAGING--0.95%
      125  Tembec Industry Inc. ....................................          06/30/09                8.625                 123,750
                                                                                                                        -----------
SERVICE--0.90%
      125  Allied Waste North America Inc. .........................          08/01/09               10.000                 116,875
                                                                                                                        -----------
TECHNOLOGY--1.52%
      125  Fairchild Semiconductor Corp. ...........................          03/15/07               10.125                 115,000
      100  KPNQwest B.V. ...........................................          06/01/09                7.125                  82,350
                                                                                                                        -----------
                                                                                                                            197,350
                                                                                                                        -----------
TELECOMMUNICATIONS--2.73%
      500  Netia Holdings B.V. .....................................          11/01/07               10.250                 354,336
                                                                                                                        -----------
TRANSPORTATION--1.07%
      175  Stena AB ................................................          06/15/07                8.750                 138,250
                                                                                                                        -----------
UTILITY - ELECTRIC--0.98%
      125  AES Corp. ...............................................          06/01/09                9.500                 127,044
                                                                                                                        -----------
Total Corporate Bonds (cost--$4,877,850) ...........................                                                      4,370,286
                                                                                                                        -----------
CONVERTIBLE BOND--0.80%

TELECOMMUNICATIONS--0.80%
      200  Versatel Telecom (cost--$123,223) .......................          03/30/05                4.000                 103,995
                                                                                                                        -----------
Total High Yield Securities (cost--$5,001,073) .....................                                                      4,474,281
                                                                                                                        -----------
Total Investments (cost--$13,665,177)--104.97% .....................                                                     13,633,212
Liabilities in excess of other assets--(4.97)% .....................                                                       (645,706)
                                                                                                                        -----------
Net Assets--100.00% ................................................                                                    $12,987,506
                                                                                                                        ===========

--------------------------
*     Stated in local currency.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
+ Denotes a step-up bond or a zero coupon bond that converts to the noted fixed rate at a designated future date.
(a)   Maturity date shown is the callable date for perpetual rewriting security.


                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC INCOME PORTFOLIO



FORWARD FOREIGN CURRENCY CONTRACTS

                                                       CONTRACT TO                      MATURITY      UNREALIZED
                                                         DELIVER     IN EXCHANGE FOR     DATES       DEPRECIATION
                                                       -----------   ---------------    --------     ------------
New Zealand ........................................    1,280,106     US$  556,910      06/22/01      $  (8,455)
Euro ...............................................    2,264,612     US$2,014,372      02/20/01       (117,010)
Euro ...............................................    1,105,941     US$  937,285      01/24/01       (102,547)
                                                                                                      ---------
                                                                                                      $(228,012)
                                                                                                      =========

----------------------
CURRENCY TYPE ABBREVIATION
US$--United States Dollars







                See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC INCOME PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES                                                            DECEMBER 31, 2000

ASSETS

Investments in securities, at value (cost--$13,665,177) .....................................        $13,633,212
Interest receivable .........................................................................            290,849
Receivable for investments sold .............................................................            256,594
Other assets ................................................................................                 69
                                                                                                     -----------
Total assets ................................................................................         14,180,724
                                                                                                     -----------
LIABILITIES

Dividends payable to shareholders ...........................................................            610,654
Due to custodian ............................................................................            299,115
Unrealized depreciation on forward foreign currency contracts ...............................            228,012
Payable to investment manager and administrator .............................................              9,879
Accrued expenses and other liabilities ......................................................             45,558
                                                                                                     -----------
Total liabilities ...........................................................................          1,193,218
                                                                                                     -----------
NET ASSETS

Beneficial interest--$0.001 par value (unlimited amount authorized)                                   13,755,316
Distributions in excess of net investment income.............................................            (62,753)
Accumulated net realized losses from investments, futures contracts
    and foreign currency transactions........................................................           (453,381)
Net unrealized depreciation of investments, other assets, liabilities
    and forward contracts denominated in foreign currencies..................................           (251,676)
                                                                                                     -----------
Net assets ..................................................................................        $12,987,506
                                                                                                     ===========
CLASS H:

Net assets ..................................................................................        $10,898,744
                                                                                                     -----------
Shares outstanding ..........................................................................            963,772
                                                                                                     -----------
Net asset value, offering price and redemption value per share ..............................             $11.31
                                                                                                          ======
CLASS I:

Net assets ..................................................................................        $ 2,088,762
                                                                                                     -----------
Shares outstanding ..........................................................................            184,700
                                                                                                     -----------
Net asset value, offering price and redemption value per share ..............................             $11.31
                                                                                                          ======


                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC INCOME PORTFOLIO


STATEMENT OF OPERATIONS                                                                               FOR THE
                                                                                                    YEAR ENDED
                                                                                                 DECEMBER 31, 2000
                                                                                                 -----------------
INVESTMENT INCOME:
Interest .....................................................................................      $1,138,943
                                                                                                    ----------

EXPENSES:
Investment management and administration .....................................................         101,340
Professional fees ............................................................................          38,962
Reports and notices to shareholders ..........................................................          24,222
Custody and accounting .......................................................................          11,581
Trustees' fees ...............................................................................           7,500
Distribution fee--Class I ....................................................................           4,951
Transfer agency fees and related service expenses ............................................           3,000
Other expenses ...............................................................................          28,155
                                                                                                    ----------
                                                                                                       219,711
Less: Fee waiver from investment manager .....................................................            (618)
                                                                                                    ----------
Net expenses .................................................................................         219,093
                                                                                                    ----------
Net investment income ........................................................................         919,850
                                                                                                    ----------

REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
Net realized gains (losses) from:
    Investments ..............................................................................        (326,661)
    Futures contracts ........................................................................          13,178
    Foreign currency transactions ............................................................        (380,008)
Net change in unrealized appreciation/depreciation of:
    Investments ..............................................................................         111,711
    Futures contracts ........................................................................           5,156
    Other assets, liabilities and forward contracts denominated in foreign currencies ........        (202,313)
                                                                                                    ----------
NET REALIZED AND UNREALIZED LOSSES FROM INVESTMENT ACTIVITIES ................................        (778,937)
                                                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .........................................      $  140,913
                                                                                                    ==========


                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC INCOME PORTFOLIO



STATEMENT OF CHANGES IN NET ASSETS

                                                                                         FOR THE YEARS ENDED
                                                                                             DECEMBER 31,
                                                                                     ---------------------------
                                                                                         2000            1999
                                                                                     -----------     -----------
FROM OPERATIONS:
Net investment income.........................................................       $   919,850     $   720,417
Net realized losses from investments, futures contracts and
 foreign currency transactions................................................          (693,491)       (189,554)
Net change in unrealized appreciation/depreciation of
 investments, futures contracts, other assets, liabilities
 and forward contracts denominated in foreign currencies......................           (85,446)       (334,397)
                                                                                     -----------     -----------
Net increase in net assets resulting from operations..........................           140,913         196,466
                                                                                     -----------     -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income--Class H................................................          (516,103)       (625,615)
Net investment income--Class I................................................           (94,551)        (72,408)
From paid in capital--Class H.................................................            --             (10,406)
From paid in capital--Class I.................................................            --              (1,204)
                                                                                     -----------     -----------
Total dividends and distributions to shareholders.............................          (610,654)       (709,633)
                                                                                     -----------     -----------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares..........................................         2,183,102       2,263,661
Cost of shares repurchased....................................................        (1,484,574)       (157,516)
Proceeds from dividends reinvested............................................            --             837,742
                                                                                     -----------     -----------
Net increase in net assets from beneficial interest transactions..............           698,528       2,943,887
                                                                                     -----------     -----------
Net increase in net assets....................................................           228,787       2,430,720

NET ASSETS:
Beginning of year.............................................................        12,758,719      10,327,999
                                                                                     -----------     -----------
End of year...................................................................       $12,987,506     $12,758,719
                                                                                     ===========     ===========

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS




ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   Mitchell Hutchins Series Trust--Strategic Income Portfolio (the "Portfolio") is a diversified Portfolio of Mitchell Hutchins Series Trust (the "Fund"), which is organized under Massachusetts law by a Declaration of Trust dated
November 21, 1986 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund operates as a series company currently offering thirteen Portfolios. Shares of the Portfolio are offered to insurance company separate accounts which fund certain variable contracts.

   Currently, the Portfolio offers Class H and Class I shares. Each class represents interests in the same assets of the Portfolio, and the classes are identical except for differences in their distribution charges. Both classes have equal voting privileges except that Class I has exclusive voting rights with respect to its distribution plan. Class H has no distribution plan.

   The Fund accounts separately for the assets, liabilities and operations for each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

   The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

   VALUATION OF INVESTMENTS--The Portfolio calculates its net asset value based on the current market value for its portfolio securities. The Portfolio normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), the investment manager and administrator of the Portfolio, or by Alliance Capital Management L.P. ("Alliance Capital"), the Portfolio's sub-adviser. Mitchell Hutchins is a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), an indirect wholly owned subsidiary of UBS AG. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolio's custodian.

NOTES TO FINANCIAL STATEMENTS



   Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Portfolio's net asset value. If events materially affecting the value of such securities or currency exchange rates occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Fund's board.

   REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

   INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost basis. Dividend income and other distributions are recorded on the ex-dividend date ("ex-date"). Interest income is recorded on an accrual basis. Premiums are amortized and discounts and premiums are accreted as adjustments to interest income and the identified cost of investments.

   Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

   FOREIGN CURRENCY TRANSLATION--The books and records of the Portfolio are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations.

   Although the net assets and the market values of the Portfolio's securities are presented at the foreign exchange rates at the end of the period, the Portfolio does not generally isolate the effect of fluctuations in foreign exchange rates from the effects of fluctuations in the market price of securities. However, the Portfolio does isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income for income tax reporting purposes. Net realized foreign currency gain (loss) is treated as ordinary income for income tax reporting purposes. Gains/losses from translating foreign currency-denominated assets and liabilities at the year-end exchange rates are included in the change in unrealized appreciation/depreciation of other assets and liabilities denominated in foreign currencies.

   FORWARD FOREIGN CURRENCY CONTRACTS--The Portfolio may enter into forward foreign currency exchange contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of

NOTES TO FINANCIAL STATEMENTS



portfolio securities denominated in a particular currency. The Portfolio may also engage in cross-hedging by using forward contracts in one currency to hedge fluctuations in the value of securities denominated in a different currency if Alliance Capital anticipates that there is a correlation between the two currencies. Forward contracts may also be used to shift the Portfolio's exposure to foreign currency fluctuations from one country to another.

   The Portfolio has no specific limitation on the percentage of assets which may be committed to such contracts; however, the value of all forward contracts will not exceed the total market value of the Portfolio's total assets. The Portfolio may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the positions being hedged by such contracts or (2) the Portfolio maintains cash or liquid securities in a segregated account in an amount not less than the value of the Portfolio's total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked to market daily.

   Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

   Fluctuations in the value of forward contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. Realized gains and losses include net gains or losses recognized by the Portfolio on contracts which have matured.

   DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

   Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Portfolio is authorized to invest. The ability of the issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic and political developments particular to a specific industry, country or region.

INVESTMENT MANAGER AND ADMINISTRATOR

   The board has approved an investment management and administration contract with Mitchell Hutchins, under which Mitchell Hutchins serves as investment manager and administrator of the Portfolio. In accordance with the Management Contract, the Portfolio pays Mitchell Hutchins an investment management and administration fee, which is computed daily and payable monthly, at the annual rate of 0.75% of the Portfolio's average daily net assets. At December 31, 2000, the Portfolio owed Mitchell Hutchins $8,502 in investment management and administration fees.

   Mitchell Hutchins has entered into a sub-advisory contract ("Alliance Capital Contract") with Alliance Capital dated October 10, 2000, pursuant to which Alliance Capital serves as investment sub-adviser for the Portfolio. Under the Alliance Capital Contract, Mitchell Hutchins (not the Portfolio) is obligated to pay Alliance Capital a fee, computed daily and paid monthly, at the annual rate of 0.375% of the Portfolio's average daily net assets.

NOTES TO FINANCIAL STATEMENTS



DISTRIBUTION PLAN

   Class I shares are offered to insurance company separate accounts where the related insurance companies receive payments for their services in connection with the distribution of the Portfolio's Class I shares. Under the plan of distribution, the Portfolio pays Mitchell Hutchins a monthly distribution fee at the annual rate of 0.25% of the average daily net assets of Class I shares. Mitchell Hutchins pays the entire distribution fee to the insurance companies. For the period January 1, 2000 to February 29, 2000, Mitchell Hutchins voluntarily agreed to waive $618 of the distribution fees on Class I shares. At December 31, 2000, the Portfolio owed Mitchell Hutchins $1,377 in distribution fees.

   BANK LINE OF CREDIT

   The Portfolio may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolio at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Portfolio has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolio at rates based on prevailing market rates in effect at the time of borrowings. For the year ended December 31, 2000, the Portfolio did not borrow under the Facility.

INVESTMENTS IN SECURITIES

   For federal income tax purposes, the cost of securities owned at December 31, 2000 was substantially the same as the cost of securities for financial statement purposes.

   At December 31, 2000, the components of net unrealized depreciation of investments were as follows:

       Gross appreciation (investments having an excess of value over cost) .......................  $ 661,996
       Gross depreciation (investments having an excess of cost over value) .......................   (693,961)
                                                                                                     ---------
       Net unrealized depreciation of investments .................................................  $ (31,965)
                                                                                                     =========

   For the year ended December 31, 2000, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $35,539,244 and $33,596,043, respectively.

SECURITIES LENDING

   The Portfolio may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolio receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. PaineWebber is the Portfolio's lending agent. For the year ended December 31, 2000, the Portfolio had no securities lending activity. PaineWebber also has been approved as a borrower under the Portfolio's securities lending program.

NOTES TO FINANCIAL STATEMENTS



FEDERAL TAX STATUS

   The Portfolio intends to distribute all of its taxable income and to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required.

   At December 31, 2000, the Portfolio had a net capital loss carryforward of $342,400, available as a reduction, to the extent provided in the regulations, of future net realized capital gains, and will expire as follows: $123,581 by December 31, 2007 and $218,819 by December 31, 2008. To the extent such losses are used, as provided in the regulations, to offset future net realized capital gains, it is probable these gains will not be distributed.

   In accordance with U.S. Treasury regulations, the Portfolio has elected to defer realized capital losses and foreign currency losses of $110,981 and $290,765, respectively, arising after October 31, 2000. Such losses are treated for tax purposes as arising on January 1, 2001.

   To reflect reclassifications arising from permanent "book/tax" differences for the year ended December 31, 2000, the Portfolio's undistributed net investment income was decreased by $334,742, accumulated net realized losses were decreased by $380,008 and capital stock was decreased by $45,266.

SHARES OF BENEFICIAL INTEREST

   There are an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                                CLASS H                                                CLASS I
                              -----------------------------------------------     -------------------------------------------------
                                           FOR THE YEARS ENDED                                                    FOR THE PERIOD
                                               DECEMBER 31,                              FOR THE                JANUARY 5, 1999++
                              -----------------------------------------------           YEAR ENDED                   THROUGH
                                       2000                     1999                DECEMBER 31, 2000           DECEMBER 31, 1999
                              ---------------------    ----------------------     ----------------------     ----------------------
                               SHARES       AMOUNT      SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                              -------     ---------    -------     ----------     -------     ----------     -------     ----------
Shares sold.................   57,410     $ 667,250     66,416     $  823,999     129,854     $1,515,852     115,823     $1,439,662
Shares repurchased..........  (67,577)     (794,360)    (4,419)       (54,836)    (58,988)      (690,214)     (8,243)      (102,680)
Reinvestment of dividends...     --            --       64,659        764,130        --            --          6,254         73,612
                              -------     ---------    -------     ----------     -------     ----------     -------     ----------
Net increase (decrease).....  (10,167)    $(127,110)   126,656     $1,533,293      70,866     $  825,638     113,834     $1,410,594
                              =======     =========    =======     ==========     =======     ==========     =======     ==========

--------------------
++ Commencement of issuance of shares.

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC INCOME PORTFOLIO



FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                        CLASS H                                 CLASS I
                                                   ---------------------------------------------  ----------------------------------
                                                      FOR THE YEARS ENDED       FOR THE PERIOD        FOR THE       FOR THE PERIOD
                                                           DECEMBER 31,      SEPTEMBER 28, 1998+    YEAR ENDED    JANUARY 5, 1999++
                                                   -------------------------        THROUGH        DECEMBER 31,        THROUGH
                                                     2000(2)          1999    DECEMBER 31, 1998       2000(2)     DECEMBER 31, 1999
                                                   ----------      --------- -------------------  -------------- -------------------
Net asset value, beginning of period.............    $ 11.73        $ 12.19         $ 12.00            $11.73           $12.22
                                                     -------        -------         -------            ------           ------
Net investment income............................       0.80@          0.77@           0.14              0.76@            0.76@

Net realized and unrealized gains (losses)
  from investments, foreign currency and
  futures contracts..............................      (0.68)@        (0.54)@          0.20             (0.67)@          (0.56)@
                                                     -------        -------         -------            ------           ------
Net increase from investment operations..........       0.12           0.23            0.34              0.09             0.20
                                                     -------        -------         -------            ------           ------
Dividends from net investment income.............      (0.54)         (0.68)          (0.14)            (0.51)           (0.68)

Distributions from net realized gains from
  investments....................................       --             --             (0.01)             --               --

Distributions from paid in capital...............       --            (0.01)           --                --              (0.01)
                                                     -------        -------         -------            ------           ------
Total dividends and distributions to
  shareholders...................................      (0.54)         (0.69)          (0.15)            (0.51)           (0.69)
                                                     -------        -------         -------            ------           ------
Net asset value, end of period...................    $ 11.31        $ 11.73         $ 12.19            $11.31           $11.73
                                                     =======        =======         =======            ======           ======
Total investment return(1).......................       1.00%          1.89%           2.84%             0.80%            1.63%
                                                     =======        =======         =======            ======           ======
Ratios/Supplemental data:

Net assets, end of period (000's)................    $10,899        $11,423         $10,328            $2,089           $1,335

Expenses to average net assets,
  before waiver from manager.....................       1.59%          1.62%           1.44%*            1.83%            1.87%*

Expenses to average net assets,
  after waiver from manager......................       1.59%          1.62%           1.44%*            1.80%            1.62%*

Net investment income to average net assets,
  before waiver from manager.....................       6.84%          6.20%           5.09%*            6.61%            5.75%*

Net investment income to average net assets,
  after waiver from manager......................       6.84%          6.20%           5.09%*            6.64%            6.00%*

Portfolio turnover rate..........................        273%           403%             81%              273%             403%

----------------------
+   Commencement of operations.
++  Commencement of issuance of shares.
*   Annualized
@   Calculated using the average daily shares outstanding for the period.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year has not been annualized.
(2) Investment Sub-Advisory functions for this Portfolio were transferred from Mitchell Hutchins Asset Management Inc. to Alliance Capital Management L.P. on October 10, 2000.

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC INCOME PORTFOLIO



REPORT OF INDEPENDENT AUDITORS


The Board of Trustees and Shareholders
Mitchell Hutchins Series Trust--Strategic Income Portfolio

   We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Mitchell Hutchins Series Trust--Strategic Income Portfolio (the "Portfolio") (one of the Portfolios constituting Mitchell Hutchins Series Trust (the "Fund")) as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mitchell Hutchins Series Trust--Strategic Income Portfolio at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.




                                          /s/ Ernst & Young LLP




New York, New York
February 7, 2001

--------------------------------------------------------------------------------

ANNUAL REPORT



MITCHELL
HUTCHINS SERIES
TRUST


STRATEGIC
INCOME
PORTFOLIO




DECEMBER 31, 2000



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All rights reserved.